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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 22, 2013
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RealNetworks, Inc.
(Exact name of registrant as specified in its charter)
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WASHINGTON	0-23137	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2601 Elliott Avenue, Suite 1000
Seattle, Washington 98121
(Address of principal executive offices) (Zip code)
(206) 674-2700
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.	Other Events.
In September 2012, we announced a corporate-level strategy to operate our three principal businesses as standalone business units and to reallocate operating expenses in order to increase efficiency and accountability. In the first quarter of 2013, we implemented this strategy and, going forward, we will present our financial results reflecting the following three reportable segments:

•	RealPlayer Group, which will primarily include RealPlayer, SuperPass and mobile IP sales;

•
Mobile Entertainment, which will include our existing and evolving SaaS services of ringback tones, music on demand, and intercarrier messaging; professional services and systems integration to mobile carriers; and Helix software; and

•	Games, which includes all our games-related businesses.
In addition, going forward, we will allocate certain corporate expenses which are directly attributable to supporting the business, including but not limited to finance, legal, human resources and headquarters facilities, to our reportable segments rather than retaining those expenses in our corporate segment. The allocation of these costs to the appropriate business units will increase accountability for financial and operational performance within each of our reportable segments.
In order to enable shareholders and investors to become familiar with our new segment reporting structure and the effects of reallocating certain corporate expenses as described above, this current report on Form 8-K provides recast historical financial information for the four quarters and years ended December 31, 2012 and 2011 reflecting the new structure and operating expense allocations. Attached as Exhibit 99.1 to this report are the historical results of operations for our new reportable segments. The historical financial information presented under our new organizational structure does not impact our previously reported consolidated financial position, results of operations or cash flows.
Internally, we will continue to utilize adjusted EBITDA by reportable segment as our primary profit measure for our business segments. Accordingly, the financial information presented in Exhibit 99.1 hereto presents information in accordance with GAAP and also presents the non-GAAP financial measure, adjusted EBITDA (both on a consolidated basis and by reportable segment). Exhibit 99.1 also includes reconciliations of GAAP operating income (loss) to adjusted EBITDA and to adjusted EBITDA by reportable segment for the relevant periods. As more fully described in Exhibit 99.2 hereto, our management believes that this non-GAAP information is useful to investors. Additional information regarding the inclusion of non-GAAP financial measures in certain of our public disclosures, including in the financial information included in Exhibit 99.1, is included as Exhibit 99.2 attached to this report.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS: This report contains forward-looking statements that involve risks and uncertainties, including statements regarding future changes in our reporting of financial results, including segment results; future changes in our expense allocation methodology; and our expectations regarding these changes. Actual results may differ materially from the results predicted. More information about risk factors that could affect our business and financial results are included in our reports filed with the Securities and Exchange Commission including, but not limited to, our annual report on Form 10-K for the fiscal year ended December 31, 2012, and quarterly reports on Form 10-Q. All forward-looking statements include the assumptions that underlie such statements and are based on management’s estimates, projections and assumptions as of the date hereof. We assume no obligation to update any such forward-looking statements or information.

Item 9.01.	Financial Statements and Exhibits.
(d)   Exhibits.

Exhibit No.	Description

99.1	Supplementary Financial Information of RealNetworks, Inc., for the four quarters and years ended December 31, 2012 and December 31, 2011

99.2	Information Regarding Non-GAAP Financial Measures

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

By:	/ S / Tim M. Wan
Tim M. Wan
Senior Vice President, Chief Financial Officer and Treasurer
Dated: April 22, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Supplementary Financial Information of RealNetworks, Inc., for the four quarters and years ended December 31, 2012 and December 31, 2011

99.2	Information Regarding Non-GAAP Financial Measures